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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


        We consent to the incorporation by reference in this Registration Statement of The Gymboree Corporation on Form S-8 of our report dated April 4, 2002, appearing in the Annual Report on Form 10-K of The Gymboree Corporation for the year ended February 2, 2002.





/s/ DELOITTE & TOUCHE LLP

San Francisco, California
June 5, 2002